Consolidated Balance Sheets Parenthetical (USD $)	Jun. 30, 2014	Jun. 30, 2013
Current Assets
Accounts receivable, allowances for doubtful accounts	$ 360,000	$ 536,000
Other Assets
Cash surrender value of life insurance, face amount	$ 948,000	$ 945,000
Shareholders' Equity
Common shares, par value (in dollars per share)	$ 1	$ 1
Common shares, authorized (in shares)	20,000,000	20,000,000